Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert F. Kirk, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Avistar Communications Corporation on Form 10-Q for the fiscal quarter ended September 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Avistar Communications Corporation.

	By:	/s/ Robert F. Kirk
Robert F. Kirk
Chief Executive Officer
Date: November 3, 2009		(Principal Executive Officer)

I, Elias A. MurrayMetzger, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Avistar Communications Corporation on Form 10-Q for the fiscal quarter ended September 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Avistar Communications Corporation.

	By:	/s/ Elias A. MurrayMetzger
Elias A. MurrayMetzger
Chief Financial Officer
Date: November 3, 2009		(Principal Financial and Accounting Officer)